UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2008
VERIFONE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32465 (Commission File Number)	04-3692546 (IRS Employer Identification No.)
2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices with zip code)
(408) 232-7800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 3.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On October 8, 2008, the stockholders of VeriFone Holdings, Inc. (the “Registrant”) approved an amendment to the VeriFone Holdings, Inc. 2006 Equity Incentive Plan (the “Plan”) to increase the number of shares available for issuance under the plan from 9,000,000 to 13,200,000. In addition, the Board of Directors of the Registrant also approved technical amendments to the Plan to, among other things, provide restrictions on stock option repricings, provide that dividend equivalent rights may not be granted with respect to stock appreciation rights and provide that the exercise price of a stock appreciation right may not be less than 100% of the fair market value (on the date of grant) of a share of the Registrant’s common stock.
          The foregoing summary of the amendments to the Plan is qualified in its entirety by the full text of the Amended and Restated 2006 Equity Incentive Plan which is incorporated herein by reference from the Company’s Definitive Proxy Statement for its 2008 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission on September 10, 2008.
     Dr. James C. Castle did not seek re-election to the Registrant’s Board of Directors. Accordingly, Dr. Castle ceased to be a member of the Registrant’s Board of Directors on October 8, 2008.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          Effective October 8, 2008, the Registrant amended its certificate of incorporation (the “Amendment”) to increase the authorized number of shares of common stock of the Registrant from 100,000,000 to 200,000,000. The Amendment was approved by the Registrant’s stockholders at the Registrant’s Annual Meeting of Stockholders held on October 8, 2008.
          The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment to the Registrant’s Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are filed as part of this Report on Form 8-K:
3.1	Amendment to the VeriFone Holdings, Inc. Amended and Restated Certificate of Incorporation

10.1	VeriFone Holdings, Inc. Amended and Restated 2006 Equity Incentive Plan*

*	Filed as an Annex to VeriFone Holdings, Inc.’s Definitive Proxy Statement for its 2008 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission on September 10, 2008 and incorporated herein by reference.

2

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE HOLDINGS, INC.
Date: October 8, 2008	By:	/s/ Robert Dykes
Robert Dykes
Chief Financial Officer

3

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to the VeriFone Holdings, Inc. Amended and Restated Certificate of Incorporation

10.1	VeriFone Holdings, Inc. Amended and Restated 2006 Equity Incentive Plan*

*	Filed as an Annex to VeriFone Holdings, Inc.’s Definitive Proxy Statement for its 2008 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission on September 10, 2008 and incorporated herein by reference.

4